UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 20, 2009
CAMDEN PROPERTY TRUST
(Exact name of Registrant as Specified in Charter)

Texas (State or Other Jurisdiction of Incorporation)	1-12110 (Commission File Number)	76-6088377 (I.R.S. Employer Identification Number)
Three Greenway Plaza, Suite 1300, Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 354-2500
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) On November 20, 2009, Steven K. Eddington, Senior Vice President-Operations of Camden Property Trust (the “Company”), and a named executive officer, announced his retirement effective December 31, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 20, 2009

CAMDEN PROPERTY TRUST
By:	/s/ Michael P. Gallagher
Michael P. Gallagher
Vice President - Chief Accounting Officer